UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CSS INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to: Justin W. Chairman, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5000
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On May 31, 2016, CSS Industries, Inc., a Delaware corporation (“CSS” or the “Company”), filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) in connection with its solicitation of proxies to be used at CSS’s 2016 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the “2016 Annual Meeting”).

Press Release Dated May 31, 2016

Attached hereto as Exhibit 1 is CSS’s press release, dated May 31, 2016, announcing that it had filed preliminary proxy materials with the SEC in connection with the 2016 Annual Meeting. In the press release, CSS also announced that its board of directors (the “Board”) had nominated Scott A. Beaumont, Robert E. Chappell, Elam M. Hitchner, III, Rebecca C. Matthias, Christopher J. Munyan and William Rulon-Miller for election to the Board at the 2016 Annual Meeting. Each of the nominees is an existing member of the Board.

Additional Information and Where to Find It

CSS, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from CSS’s stockholders in connection with the 2016 Annual Meeting.  CSS has filed the Preliminary Proxy Statement and intends to file a definitive proxy statement with the SEC in connection with the solicitation of proxies for the 2016 Annual Meeting (the “2016 Proxy Statement”).

STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is or will be set forth in the Preliminary Proxy Statement and the 2016 Proxy Statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. Such information can also be found in the following filings with the SEC:

•	CSS’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016, filed with the SEC on May 25, 2016;

•	CSS’s preliminary proxy statement for the 2016 Annual Meeting of Stockholders, filed with the SEC on May 31, 2016; and

•	CSS’s definitive proxy statement for the 2015 Annual Meeting of Stockholders, filed with the SEC on June 18, 2015.

To the extent holdings of CSS’s securities have changed since the amounts shown in the definitive proxy statement for the 2015 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2016 Proxy Statement and any other documents filed by CSS with the SEC in connection with the 2016 Annual Meeting at the SEC’s website (www.sec.gov), at CSS’s website (www.cssindustries.com) or by writing to Mr. Michael A. Santivasci, Secretary, CSS Industries, Inc., 450 Plymouth Road, Suite 300, Plymouth Meeting, Pennsylvania 19462. In addition, copies of the proxy materials, when available, may be requested from CSS’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

Exhibit 1

CSS Industries Files Preliminary Proxy Materials and Sets Record Date for Annual Meeting of Stockholders

Board Unanimously Recommends Stockholders Vote “FOR” ALL Six CSS Director Nominees

Plymouth Meeting, Pa. -- May 31, 2016 - CSS Industries, Inc. (NYSE: CSS) (“CSS”) today announced that it has filed its preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). The meeting will be held on Tuesday, August 2, 2016, at 9:30 a.m. EDT. Stockholders of record at the close of business on June 6, 2016 may vote at the 2016 Annual Meeting.

The CSS Board of Directors unanimously recommends that stockholders vote on the WHITE proxy card “FOR” the Board's six highly qualified and experienced director nominees - Scott A. Beaumont, Robert E. Chappell, Elam M. Hitchner, III, Rebecca C. Matthias, Christopher J. Munyan and William Rulon-Miller.

The CSS Board of Directors comprises six directors, five of whom are independent, and all of whom have the integrity, knowledge, breadth of relevant and diverse experience, and commitment necessary to navigate the Company through today’s complex and dynamic business challenges and to deliver superior value to stockholders. The Board has nominated its six highly qualified, current directors who will work together constructively with a focus on operational excellence, financial strength and stockholder value.

Under the current Board’s leadership, CSS continues to execute on its strategic plan and deliver strong cash flow to invest in high-value growth opportunities. The Company successfully integrated Hollywood Ribbon Industries following its acquisition in 2015, and is already seeing its February 2016 acquisition of Blumenthal Lansing Company further complement the Company’s existing craft line of business. With the continued successful integration of recent acquisitions and the Company’s completed strategic realignment across sales, marketing and product development, CSS is strongly positioned to deliver best-in-class products and focus on its mission of enhancing the important moments of consumers’ lives through creative products, reliable service and a low-cost driven structure and culture.

The Company also today announced that it has received notice from Robert Longnecker, a hedge fund manager who owns 3,879 shares or approximately 0.04 percent of CSS’ outstanding common stock, announcing his intent to nominate himself and Michael Lee, another investment professional who owns no shares of CSS, for election to the CSS Board at the Company's 2016 Annual Meeting in opposition to the highly-qualified and experienced director candidates the CSS Board has nominated.

The directors who serve on the Nominating and Governance Committee of the CSS Board have interviewed and carefully considered Mr. Longnecker and Mr. Lee. The Board has unanimously determined that electing the six directors nominated by CSS will best serve the interests of all stockholders and recommends that stockholders vote “FOR” its six director nominees on the WHITE proxy card at the upcoming 2016 Annual Meeting of Stockholders.

The 2016 Annual Meeting of Stockholders of CSS Industries will be held at the Sheraton Valley Forge Hotel, 480 North Gulph Road, King of Prussia, PA, on August 2, 2016.

About CSS Industries
CSS is a consumer products company primarily engaged in the design, manufacture, procurement, distribution and sale of all occasion and seasonal social expression products, principally to mass market retailers.  These all occasion and seasonal products include decorative ribbons and bows, journals, boxed greeting cards, classroom exchange Valentines, gift tags, gift bags, gift card holders, gift wrap, decorations, floral accessories, craft and educational products, Easter egg dyes and novelties, memory books, scrapbooks, stickers, infant and wedding photo albums, stationery, and other gift items that commemorate life’s celebrations.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to the Company’s plans to execute on its strategic plan, to deliver strong cash flow, to invest in high-value growth opportunities, to integrate recent acquisitions and execution of its strategic realignment strategy. Forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company’s management as to future events and financial performance with respect to the Company’s operations. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they were made. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including without limitation, the risk that the Company may not be able to successfully manage and integrate acquired businesses and/or obtain the financial benefits expected from any such acquisition; general market and economic conditions; increased competition (including competition from foreign products which may be imported at less than fair value and from foreign products which may benefit from foreign governmental subsidies); information technology risks, such as cyber attacks and data breaches; increased operating costs, including labor-related and energy costs and costs relating to the imposition or retrospective application of duties on imported products; currency risks and other risks associated with international markets; risks associated with acquisitions, including acquisition integration costs and the risk that the Company may not be able to integrate and derive the expected benefits from such acquisitions; the risk that customers may become insolvent, may delay payments or may impose deductions or penalties on amounts owed to the Company; costs of compliance with governmental regulations and government investigations; liability associated with non-compliance with governmental regulations, including regulations pertaining to the environment, Federal and state employment laws, and import and export controls and customs laws; and other factors described more fully in the Company’s annual report on Form 10-K and elsewhere in the Company’s filings with the Securities and Exchange Commission. As a result of these factors, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, the Company.

Additional Information and Where to Find It

CSS, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from CSS’s stockholders in connection with the 2016 Annual Meeting.  CSS has filed the Preliminary Proxy Statement and intends to file a definitive proxy statement with the SEC in connection with the solicitation of proxies for the 2016 Annual Meeting (the “2016 Proxy Statement”).

STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is or will be set forth in the Preliminary Proxy Statement and the 2016 Proxy Statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. Such information can also be found in the following filings with the SEC:

•	CSS’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016, filed with the SEC on May 25, 2016;

•	CSS’s preliminary proxy statement for the 2016 Annual Meeting of Stockholders, filed with the SEC on May 31, 2016; and

•	CSS’s definitive proxy statement for the 2015 Annual Meeting of Stockholders, filed with the SEC on June 18, 2015.

To the extent holdings of CSS’s securities have changed since the amounts shown in the definitive proxy statement for the 2015 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2016 Proxy Statement and any other documents filed by CSS with the SEC in connection with the 2016 Annual Meeting at the SEC’s website (www.sec.gov), at CSS’s website (www.cssindustries.com) or by writing to Mr. Michael A. Santivasci, Secretary, CSS Industries, Inc., 450 Plymouth Road, Suite 300, Plymouth Meeting, Pennsylvania 19462. In addition, copies of the proxy materials, when available, may be requested from CSS’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

FOR FURTHER INFORMATION CONTACT:

Investors
Vincent A. Paccapaniccia
Chief Financial Officer
(610) 729-3750

MacKenzie Partners, Inc.
Paul Schulman / David Whissel
(212) 929-5500 or (800) 322-2885

Media
Abernathy MacGregor
Alan Oshiki / Dan Scorpio
(212) 371-5999
aho@abmac.com / dps@abmac.com